UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2012

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

S45 W29290 Hwy. 59 Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip code)

(262) 544-4811

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

Proposed Offering of Senior Notes

In a preliminary offering memorandum to be distributed to prospective investors in connection with the proposed private offering described under Item 8.01 of this Current Report on Form 8-K, Generac Holdings Inc. (the “Company”) intends to disclose certain information to such prospective investors. Pursuant to Regulation FD, the Company is furnishing such information attached hereto as Exhibit 99.1. This information supplements previously reported information.

The information included under this Item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Some of the statements contained in this information are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about the Company’s plans, strategies, prospects, estimated results and industry estimates. These statements identify prospective information and may include words such as such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

Forward-looking statements give the Company’s current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.

Any forward-looking statement made by the Company speaks only as of the date of such statement. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 8.01                                             Other Events

Proposed Offering of New Notes

On May 11, 2012, the Company issued a press release announcing that its indirect wholly owned subsidiary Generac Power Systems, Inc. proposes to offer, subject to customary conditions, $425 million in aggregate principal amount of its senior notes due 2020. A press release describing the proposed offering of the notes is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Excerpt from Preliminary Offering Memorandum dated May 11, 2012.
99.2	Press release, dated May 11, 2012, related to the proposed offering of notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012	GENERAC HOLDINGS INC.

	By:	/s/ York A. Ragen
	Name:	York A. Ragen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Excerpt from Preliminary Offering Memorandum dated May 11, 2012.
99.2	Press release, dated May 11, 2012, related to the proposed offering of notes.